Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2013
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

	Interest Income	Net Interest Income	Net Income	Basic	Diluted
	(Dollars in thousands)
2013
First Quarter	$5,478	$4,837	$1,950	$0.28	$0.28
Second Quarter	5,554	4,898	1,492	0.22	0.21
Third Quarter	5,598	4,962	1,021	0.15	0.15
Fourth Quarter	5,773	5,103	1,622	0.23	0.23

2012
First Quarter	$5,691	$4,865	$2,002	$0.29	$0.29
Second Quarter	5,740	4,920	1,899	0.28	0.28
Third Quarter	5,674	4,889	65	0.01	0.01
Fourth Quarter	5,661	4,919	1,795	0.26	0.26

The decrease in net income during the third quarter 2012 was due to an impairment charge of $1.9 million related to an asset held by the Bank supporting sales activities in its insurance agency subsidiary.  See Footnote 8 for more information on the impairment charge.